UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2018 (April 2, 2018)

COATES INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-33155	22-2925432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719

(Address of principal executive offices)

(732) 449-7717

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 19, 2018, Coates International, Ltd., a Delaware Corporation (the “Registrant”) entered into a Settlement Agreement and Stipulation (the “Settlement Agreement”) with Livingston Asset Management LLC, a Florida limited liability company (“LAM”), pursuant to which the Registrant agreed to issue common stock to LAM in exchange for the settlement of $69,389.00 (the “Settlement Amount”) of past-due obligations and accounts payable of the Registrant. LAM purchased the obligations and accounts payable from certain vendors of the Registrant as described below.

On April 2, 2018, the Circuit Court of Baltimore County, Maryland (the “Court”), entered an order (the “LAM Order”) approving, among other things, the fairness of the terms and conditions of an exchange pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with a stipulation of settlement, pursuant to the Settlement Agreement between the Registrant and LAM, in the matter entitled Livingston Asset Management LLC v. Coates International, Ltd. (the “LAM Action”). LAM commenced the LAM Action against the Registrant to recover an aggregate of $69,389.00 of past-due obligations and accounts payable of the Registrant (the “LAM Claim”), which LAM had purchased from certain vendors of the Registrant pursuant to the terms of separate claim purchase agreements between LAM and each of such vendors (the “LAM Assigned Accounts”). The LAM Assigned Accounts relate to certain contractual obligations and legal services provided to the Registrant. The LAM Order provides for the full and final settlement of the LAM Claim and the LAM Action. The Settlement Agreement became effective and binding on the Registrant and LAM upon execution of the LAM Order by the Court on April 2, 2018.

Pursuant to the terms of the Settlement Agreement approved by the LAM Order, on April 2, 2018, the Registrant agreed to issue shares to LAM (the “LAM Settlement Shares”) of the Registrant’s common stock, $0.0001 par value (the “Common Stock”). The Settlement Agreement provides that the LAM Settlement Shares will be issued in one or more tranches, as necessary, sufficient to satisfy the LAM Settlement Amount through the issuance of freely trading securities issued in reliance upon an exemption from registration as provided for in Section 3(a)(10) of the Securities Act. Pursuant to the Settlement Agreement, LAM may deliver a request to the Registrant for shares of Common Stock to be issued to LAM (the “LAM Share Request”). The parties reasonably estimate that the fair market value of the LAM Settlement Shares to be received by LAM is equal to approximately $99,127.00. Additional tranche requests shall be made as requested by LAM until the LAM Settlement Amount is paid in full.

The Settlement Agreement provides that in no event shall the number of shares of Common Stock issued to LAM or its designee in connection with the Settlement Agreement, when aggregated with all other shares of Common Stock then beneficially owned by LAM and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder), result in the beneficial ownership by LAM and its affiliates of more than 9.99% of the Common Stock.

The description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to the disclosures set forth under Item 1.01 of this Current Report, with disclosures incorporated herein by reference.

The issuances of Common Stock pursuant to the terms of the Settlement Agreement, approved by the LAM Order, are exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof, as an issuance of securities in exchange for bona fide outstanding claims, where the terms and conditions of such issuances are approved by a court after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear.

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SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Exhibit No.	Description
10.1	Settlement Agreement, dated March 19, 2018
10.2	Circuit Court of Baltimore County, Maryland Order Granting Approval of Settlement Agreement and Stipulation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COATES INTERNATIONAL, LTD.

/s/ George J. Coates
George J. Coates
President and Chief Executive Officer
Date: April 2, 2018

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